Exhibit 99.1
Cipher Digital Expands Barber Lake Lease Term to 20 Years, Increasing Revenue to Over $9 Billion
Additional 10-Year Term adds ~$5.2 Billion of Contracted Revenue at Barber Lake

NEW YORK – September 25, 2026 – Cipher Digital Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a leading developer, owner, and operator of industrial-scale data centers, today announced a series of agreements that extend the contracted lease duration of its Barber Lake data center in Colorado City, Texas from 10 years to 20 years and increase total contracted revenue at the facility from $3.8 billion to over $9 billion.
Cipher has executed an amendment to its existing lease with Fluidstack (the “Barber Lake Lease”) that is coupled with a binding commitment with a leading AI lab to lease the facility for an additional 10-year term following the conclusion of the Barber Lake Lease. The additional 10-year commitment with the leading AI lab, which will be governed by a separate lease containing economic terms substantially consistent with the Barber Lake Lease, is expected to generate approximately $5.2 billion of incremental contracted revenue.
In connection with change orders and the continued evolution of tenant requirements at Barber Lake, the lease amendment establishes a phased delivery schedule for the site, with individual data halls expected to be delivered from the fourth quarter of 2026 through the first quarter of 2027. Rent will commence for each data hall as it is delivered, with the first rent commencement expected in the fourth quarter of 2026. Cipher remains on track with the revised delivery schedule.
In connection with the amendment and the change orders, the Company, Fluidstack and the leading AI lab established a cost reimbursement framework, pursuant to which the Company will bear the first $359.3 million of costs in excess of the initial budgeted amount under the Barber Lake Lease. The tenant will reimburse the Company over the aggregate twenty-year term for 50% of any such costs above that amount, payable as additional rent and calculated in a manner to provide Cipher with a contracted rate of return on such reimbursed amounts.
“Extending Barber Lake’s contracted life from 10 to 20 years and adding approximately $5.2 billion of contracted revenue reflects the enduring value of the infrastructure we're building,” said Tyler Page, Chief Executive Officer. “Barber Lake was designed as a long-lived, mission-critical asset, and securing a firm commitment that extends well beyond the original lease term demonstrates the long-term utility and strategic relevance of the campus. We believe this transaction underscores the quality and enduring strength of our sites, as well as the durability of demand for hyperscale computing capacity.”
About Cipher
Cipher develops and operates industrial-scale data centers engineered for next-generation computing at the highest standards of innovation, precision, and excellence. The Company brings together deep expertise across power sourcing, construction, engineering, operations, real estate, and technology to deliver high-quality data centers purpose built for HPC workloads. By partnering with premier tenants, Cipher seeks to meet the growing demand for industrial-scale data center capacity and become a leading HPC development platform that is built for hyperscale. To learn more about Cipher, please visit https://www.cipherdigital.com/.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as statements about the Company’s beliefs and expectations regarding its planned business model and strategy, timing and likelihood of success, capacity, functionality and operation of its data centers, expectations regarding its data center development and operations, potential strategic initiatives, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, the ability of Cipher’s customers, tenants, and other counterparties to perform their contractual obligations, the ability to Cipher to complete its data centers and future strategic growth initiatives in a timely manner or within anticipated cost estimates, risks relating to the development, construction, and operation of Cipher’s data centers, the availability of capital and financing on acceptable terms, changes in market demand, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on February 24, 2026, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 filed with the SEC on August 4, 2026, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
Website Disclosure
The Company maintains a dedicated investor website at https://investors.cipherdigital.com/ (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors’ Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investor Resources section of Cipher’s Investors’ Website and submitting your email address.
Contacts:
Investor Contact:
Courtney Knight
Head of Investor Relations at Cipher Digital
courtney.knight@cipherdigital.com
Media Contact:
Ryan Dicovitsky
Dukas Linden Public Relations
CipherDigital@DLPR.com